STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

March 31, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 101.9%
Capital Goods - 2.4%
BAE Systems PLC	1,477,000		25,157,319
Otis Worldwide Corp.	94,320		9,363,146
RTX Corp.	196,450		19,159,769
			53,680,234
Commercial & Professional Services - 1.3%
Automatic Data Processing, Inc.	68,115		17,011,040
Verisk Analytics, Inc.	54,040		12,738,849
			29,749,889
Consumer Discretionary Distribution & Retail - 5.3%
Amazon.com, Inc.	664,965	[a]	119,946,387
Consumer Durables & Apparel - 4.4%
Hermes International SCA	8,420		21,492,548
LVMH Moet Hennessy Louis Vuitton SE	61,555		55,364,860
NIKE, Inc., Cl. B	241,775		22,722,015
			99,579,423
Consumer Services - 3.3%
Marriott International, Inc., Cl. A	154,435		38,965,495
McDonald's Corp.	129,915		36,629,534
			75,595,029
Energy - 8.0%
Chevron Corp.	454,715		71,726,744
Exxon Mobil Corp.	326,135		37,909,932
Hess Corp.	456,940		69,747,322
			179,383,998
Financial Services - 15.8%
Berkshire Hathaway, Inc., Cl. A	90	[a]	57,099,600
BlackRock, Inc.	63,065		52,577,290
CME Group, Inc.	122,500		26,373,025
Intercontinental Exchange, Inc.	289,190		39,743,382
Mastercard, Inc., Cl. A	79,055		38,070,516
S&P Global, Inc.	127,832		54,386,124
Visa, Inc., Cl. A	314,475	[b]	87,763,683
			356,013,620
Food, Beverage & Tobacco - 3.7%
Nestle SA, ADR	206,225		21,901,095
PepsiCo, Inc.	207,855		36,376,704
The Coca-Cola Company	397,200		24,300,696
			82,578,495

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 101.9% (continued)
Health Care Equipment & Services - 6.3%
Abbott Laboratories	317,920		36,134,787
Intuitive Surgical, Inc.	84,800	[a]	33,842,832
UnitedHealth Group, Inc.	144,365		71,417,365
			141,394,984
Household & Personal Products - .6%
The Procter & Gamble Company	78,920		12,804,770
Insurance - 2.0%
The Progressive Corp.	221,385		45,786,846
Materials - 2.8%
Air Products & Chemicals, Inc.	131,075		31,755,540
The Sherwin-Williams Company	89,130		30,957,523
			62,713,063
Media & Entertainment - 5.1%
Alphabet, Inc., Cl. C	563,715	[a]	85,831,246
Comcast Corp., Cl. A	689,185		29,876,170
			115,707,416
Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
AstraZeneca PLC, ADR	330,000		22,357,500
Eli Lilly & Co.	25,000		19,449,000
Novo Nordisk A/S, ADR	908,380		116,635,992
Zoetis, Inc.	120,000		20,305,200
			178,747,692
Semiconductors & Semiconductor Equipment - 7.5%
ASML Holding NV	82,220		79,792,043
NVIDIA Corp.	25,500		23,040,780
Texas Instruments, Inc.	385,540		67,164,923
			169,997,746
Software & Services - 15.7%
Adobe, Inc.	75,380	[a]	38,036,748
Gartner, Inc.	29,620	[a]	14,118,965
Intuit, Inc.	84,250		54,762,500
Microsoft Corp.	532,180		223,898,770
ServiceNow, Inc.	30,000	[a]	22,872,000
			353,688,983
Technology Hardware & Equipment - 6.1%
Apple, Inc.	804,850		138,015,678
Transportation - 3.7%
Canadian Pacific Kansas City Ltd.	463,845		40,897,213
Union Pacific Corp.	172,055		42,313,486
			83,210,699
Total Common Stocks (cost $781,460,657)			2,298,594,952

	1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,230,184)	5.42	10,230,184	[c]	10,230,184
Total Investments (cost $791,690,841)		102.4%		2,308,825,136
Liabilities, Less Cash and Receivables		(2.4%)		(53,576,865)
Net Assets		100.0%		2,255,248,271

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2024, the value of the fund’s securities on loan was $86,885,976 and the value of the collateral was $88,550,419, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,298,594,952	-	-	2,298,594,952
Investment Companies	10,230,184	-	-	10,230,184

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At March 31, 2024, accumulated net unrealized appreciation on investments was $1,517,134,295, consisting of $1,519,261,682 gross unrealized appreciation and $2,127,387 gross unrealized depreciation.

At March 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.